SUPPLEMENT DATED JANUARY 20, 2022

To the

PROSPECTUS DATED MAY 1, 2017

TRANSAMERICA JOURNEYSM

Issued by

Transamerica Life Insurance Company

Separate Account VUL-3 of Transamerica Life Insurance Company

And

TRANSAMERICA JOURNEY SM NY

Issued by

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Effective on January 1, 2022, based on changes to the underlying portfolios, the following subadvisor change occurred:

Portfolio Name	Prior Subadvisor	New Subadvisor
Transamerica International Focus VP	TDAM USA Inc.	Epoch Investment Partners, Inc.

This Supplement updates certain information in the above referenced prospectuses (the ‘‘Prospectuses’’). Except as indicated in this Supplement, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectuses.

* * *

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.